Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

HATTERAS ALPHA HEDGED STRATEGIES FUND
a series of Trust for Advisor Solutions

Class A | Class C | Institutional Class

January 24, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2018

The Board of Trustees of Trust for Advisor Solutions (the “Trust”) has unanimously approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Hatteras Alpha Hedged Strategies Fund (the “Target Fund”) with and into the Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund) (the "Acquiring Fund"). Under the Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund, in turn, will distribute shares of the Acquiring Fund to shareholders of the Target Fund in liquidation, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. Your shares of the Target Fund will be cancelled. Shareholders of the Fund approved the plan at a special meeting held on December 4, 2018 and adjourned until December 21, 2018.

Pursuant to the Plan, you will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your Target Fund shares as of the business day before the closing of the Reorganization, which is expected to take place on or about March 25, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.